                                                            Exhibit 26.1

                        FIFTH AMENDMENT TO AND WAIVER OF
                           REVOLVING CREDIT AGREEMENT


         This Fifth Amendment to and Waiver of Revolving Credit Agreement ("this Amendment") is made as of the 15th day of February, 2000 by and among Bridgestreet Accommodations, Inc. f/k/a Bridgestreet International, Inc. ("Borrower"), a Delaware corporation having its principal place of business at 2242 Pinnacle Parkway, Twinsburg, OH 44087; Bridgestreet Canada, Inc., a wholly-owned subsidiary of Borrower and an Ontario corporation having its principal place of business at 1000 Yonge Street, #301, Toronto, Canada M4W 2K2 ("Bridgestreet Canada"); Fleet National Bank, a national banking association ("Fleet"); Bank One, N.A., a national banking association ("Bank One"); Bank One, Canada, a chartered bank incorporated under the laws of Canada ("Bank One Canada"); and Fleet National Bank, as agent for itself, Bank One and Bank One Canada (the "Agent").

                                    RECITALS
                                    --------

         WHEREAS, the Borrower, Fleet, Bank One, Bank One Canada and Agent have previously entered into that certain Revolving Credit Agreement, dated as of March 31, 1997, as amended (the "Credit Agreement");

         WHEREAS, the parties hereto now desire to amend the Credit Agreement in certain respects as provided herein and desire to waive the effect of breaches of certain provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby as follows:

         Section 1. DEFINITIONS. All capitalized terms used herein without definition shall have their respective meanings provided therefor in the Credit Agreement.

         Section 2. AMENDMENT AND WAIVER OF SPECIFIC PROVISIONS.

         (i) The following provisions of the Credit Agreement are hereby amended as follows:

         (a) The definition of the term "Security Documents" appearing in
Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

         "SECURITY DOCUMENTS The Stock Pledge Agreement, the Guaranty and all Instruments of Adherence to the Guaranty delivered after the Closing Date pursuant to Section 7.13 hereof, and a Security Agreement covering the accounts receivable and other rights to payment of the Borrower, and related financing statements prepared for filing under the Uniform Commercial Code and the Personal Property Security Act of the Province of Ontario."

         (b) Subsection (b) of Section 7.4 of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:

         "provided, however, that the unaudited consolidated balance sheet of the Borrower and its Subsidiaries and the unaudited consolidating balance sheet of the Borrower and its Subsidiaries for the first quarter of their 2000 fiscal years, each as at the end of such quarter, and the related consolidated statement of income and statement of cash flow and consolidating statement of income and statement of cash flow, each for the portion of the Borrower's fiscal year then elapsed, shall be provided to the Agent on or before April 20, 2000."

         (c) The following subsection (f) is hereby added to Section 7.4 of the Credit Agreement, and existing subsection (f) is hereby designated subsection
(g):

         "(f) weekly, within three Business Days of the end of the prior week, a statement of cash position as of the end of such week and a cash flow forecast for the next succeeding eight-week period."

         (c) The following subsection (j) is hereby added to Section 8.1 of the Credit Agreement:

         "(j) Indebtedness to Bank One, N.A. pursuant to a short-term line of credit in a maximum principal amount outstanding at any one time not to exceed $2,000,000."

         (d) The following subsection (x) is hereby added to 8.2 of the Credit
Agreement:

         "(x) a security interest in the accounts receivable of the Borrower to secure indebtedness permitted by Section 8.1(j), and a security interest in the accounts receivable of Bridgestreet Canada to secure Revolving Credit Loans made pursuant to the Canadian Sublimit."

         (e) The following subsection (t) is hereby added to Section 12.1 of the Credit Agreement following subsection (s):

         "(a) the Borrower shall fail to pay any principal owed to Bank One, N.A. when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, or shall fail to pay any interest or fee due to Bank One, N.A. when the same shall become due and payable, and such failure shall continue for a period of three (3) Business Days."

         (ii) The following provisions of the Credit Agreement are hereby waived for the periods and subject to the limitations indicated below:

         (a). The Consolidated EBITDA of the Borrower and its subsidiaries for the fiscal quarter ending September 30, 1999 was, and the Borrower's estimate of Consolidated EBITDA for the fiscal quarter ending December 31, 1999 will be, $6,396,146 and $4,281,125, respectively, or $70,248 and $849,542 less than that required by Section 9.4 of the Credit Agreement. The Banks hereby agree to waive the effect of such breaches of Section 9.4 of the Credit Agreement for such fiscal quarters.

         (b) The Borrower has incurred indebtedness to Bank One, N.A. arising out of overdrafts on its demand deposit account with such Bank in violation of
Section 8.1 of the Credit Agreement. The Banks hereby agree to waive the effect of such breach of Section 8.1 of the Credit Agreement for all such overdrafts outstanding as of the date hereof.

         (C) The provisions of Sections 9.2, 9.3, 9.4 and 9.5 of the Credit Agreement are hereby waived for the fiscal quarter ending December 31, 1999, and the provisions of Section 9.5 of the Credit Agreement are hereby waived for the months of January and February, 2000.

         (d) The Borrower will, simultaneously herewith, incur indebtedness to Bank One, N.A. pursuant to a Line of Credit Loan Agreement providing for a $2,000,000 short-term line of credit, such line of credit to be secured by a security interest in Borrower's accounts receivable. The Banks hereby agree to waive the effect of any breach of any provision of the Loan Documents arising out of the execution and delivery by Bridgestreet of such documents and all other documents and instruments relating to such short-term line of credit, and the performance by the Borrower and Bridgestreet Canada in accordance with the terms and provisions thereof.

         (e) The requirements of Section 12.1(p) and (q) are hereby waived with respect to a sale of capital stock of the Borrower, or a change of beneficial ownership of the Borrower, in either case pursuant to an agreement providing for the payment in full of all Revolving Credit Loans by the acquiror of capital stock of the Borrower, subject to the payment in full of all Revolving Credit Loans, all interest thereon and fees incurred in connection therewith, and all costs of collection relating thereto at the time of the completion pursuant to the terms of such agreement of any such acquisition or change of beneficial ownership.

         SECTION 3. The Borrower hereby agrees that any Revolving Credit Loans in excess of amounts currently outstanding may be borrowed only with the prior written consent of the Majority Banks.

         SECTION 4. DELIVERY OF ADDITIONAL COLLATERAL. The Borrower and Bridgestreet Canada have delivered to the Agent herewith a Security Agreement covering the accounts and other rights to payment of the Borrower and Bridgestreet Canada, as well as financing statements and notice filings prepared for filing in the state of Ohio and the recorder of Summit County, Ohio and the personal property security register of the Province of Ontario. The Borrower and Bridgestreet Canada hereby confirm that such Security Agreement, financing statements and notice filings constitute "Security Documents" as defined in the Credit Agreement, and represent and warrant to the Agent that the filing of such financing statements in such offices constitutes all acts necessary in order to perfect the security interests granted by such Security Agreement.

         SECTION 5. LOAN DOCUMENTS RATIFIED AND CONFIRMED. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically supplemented or amended by this Amendment and the other documents executed in connection herewith, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do, and shall continue to, secure the payment of all obligations of the Borrower and Bridgestreet Canada under the Loan Documents, in each case as amended or supplemented pursuant to this Amendment.

         SECTION 6. REPRESENTATIONS AND WARRANTIES. (i) The Borrower hereby makes the following representations and warranties to the Banks and the Agent in connection herewith.

         (a) REPRESENTATIONS IN LOAN DOCUMENTS. Each of the representations and warranties made by or on behalf of the Borrower in any of the Loan Documents, as amended by and through this Amendment, was true and correct when made and is true and correct on and as of the date hereof (except for representations and warranties limited as to time or with respect to a specific event, which representations and warranties shall continue to be limited as to such time or event), with the same full force and effect as if each of such representations and warranties had been made by such Borrower on the date hereof and in this Amendment.

         (b) EVENTS OF DEFAULT. Except as previously disclosed to the Agent, no Event of Default exists on the date hereof (after giving effect to all of the arrangements and transactions contemplated by this Amendment), and no condition exists on the date hereof which would, with notice or the lapse of time, or both, constitute an Event of Default.

         (c) BINDING EFFECT OF DOCUMENTS. This Amendment has been duly executed and delivered by the Borrower and Bridgestreet Canada and is in full force and effect as of the date hereof, and the agreements and obligations of the Borrower and Bridgestreet Canada contained herein constitute legal, valid and binding obligations of the Borrower and Bridgestreet Canada, enforceable against the Borrower and Bridgestreet Canada in accordance with their respective terms.

         SECTION 7. CONDITIONS AND EFFECTIVE DATE. The agreement of the Banks and the Agent to amend the Credit Agreement and to waive the effect of Events of Default referred to herein is subject to the satisfaction of the following terms and conditions:

         (a) Upon execution of this Amendment the Borrower shall pay to Fleet a waiver fee in the amount of US $50,000.

         (b) The Security Agreement and financing statements referred to in
Section 4 shall have been executed and delivered to the Agent, and such financing statements shall have been recorded in the filing offices referred to in such Section 4, with no financing statements filed prior thereto appearing in the records of such filing offices.

         (c) The Borrower shall have delivered to the Agent copies of resolutions adopted by the Board of Directors of the Borrower authorizing the execution and delivery of the aforementioned Security Agreement and financing statements to the Agent.

         (d) In addition to the waiver fee referred to above, Borrower agrees to pay on demand all reasonable costs and expenses of the Agent, Fleet, Bank One and Bank One Canada, including without limitation all reasonable fees and expenses of counsel, in connection with the preparation, execution and delivery of this Amendment and the other documents and instruments to be delivered herewith.

         SECTION 8. MISCELLANEOUS.

         (a) NO OTHER CHANGES. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement, the Revolving Credit Notes and each of the other Loan Documents and Security Documents remain unaltered, valid, binding and in full force and effect in the form existing immediately prior to the execution and delivery of this Amendment. Except as otherwise expressly provided by this Amendment, nothing herein is intended or shall be construed so as to: (i) limit, discharge, release, diminish or otherwise modify any indebtedness, obligations, liabilities or duties of Borrower, or (ii) terminate, release, waive, or otherwise modify any mortgage, security interest, right, power or remedy of the Agent, Fleet, Bank One or Bank One Canada. This Amendment constitutes an instrument supplemental to the Credit Agreement and the other Loan Documents, which is to be construed together with and as part of the Loan Documents.

         (b) GOVERNING LAW. This Amendment is intended to take effect as a sealed instrument and shall be deemed to be a contract under the laws of the Commonwealth of Massachusetts. This Amendment and the rights and obligations of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the Commonwealth of Massachusetts.

         (c) BINDING EFFECT; ASSIGNMENT. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

         (d) COUNTERPARTS. This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute one agreement. It shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto in making proof of this Amendment. Executed facsimile signature pages of this Amendment shall be acceptable to each of the parties.

         (e) CONFLICT WITH OTHER AGREEMENTS. If any of the terms of this Amendment shall conflict in any respect with any of the terms of any of the Loan Documents, the terms of this Amendment shall be controlling.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as an instrument under seal as of the date first above written.

BRIDGESTREET CANADA, INC.             BRIDGESTREET ACCOMMODATIONS, INC.

By /s/ John Danneberg                       By /s/ John Danneberg
   ---------------------------------           ---------------------------------
Title: Pres.                                Title: Pres.
       -----------------------------               -----------------------------

BANK ONE CANADA                                BANK ONE, N.A.

By   /s/                                    By /s/ Richard C. France
   ---------------------------------           ---------------------------------
Title:                                      Title: First Vice President
       -----------------------------               -----------------------------

FLEET NATIONAL BANK                         FLEET NATIONAL BANK, as AGENT

By  /s/ Helen Balboni                       By  /s/ Helen Balboni
   ---------------------------------           ---------------------------------
Title:  Vice President                      Title:  Vice President
       -----------------------------               -----------------------------

                               SECURITY AGREEMENT
               (Accounts Receivable and Other Rights to Payment)


                                                               February 15, 2000

         Bridgestreet Accommodations, Inc., a Delaware corporation with a principal place of business at 2242 Pinnacle Parkway, Twinsburg, Ohio 44087 ("Bridgestreet") and Bridgestreet Canada, Inc., an Ontario corporation having its principal place of business at 1000 Yonge Street, #301, Toronto, Canada M4W 2K2 ("Bridgestreet Canada" and together with Bridgestreet, the "Borrowers"), hereby pledge, assign and transfer to Fleet National Bank, as agent (hereinafter called the "Agent"), and hereby grant to Agent a security interest in and to the following property whether now owned or existing or hereafter acquired or arising:

         i. all of Borrowers' Accounts Receivable;

        ii. all of Borrowers' chattel paper, including all additions and substitutions thereto or therefor;

       iii. all of Borrowers' general intangibles;

        iv. all other rights of Borrowers to the payment of money, including without limitation amounts due from affiliates, tax refunds, insurance proceeds, amounts due under factoring agreements, and all rights to receive deposits and advance payments;

        v. all of Borrowers' documents and instruments, whether negotiable or non--negotiable;

        vi. all lists, files, records (including, without limitation, computer programs, tapes and related electronic data processing software) and writings of Borrowers or in which Borrowers have an interest in any way relating to the foregoing property and all rights of Borrowers of retrieval from third parties of electronically processed and recorded information pertaining to any of such property; and

       vii. all guaranties and security for, and all proceeds of, any of the foregoing.

         The property described above shall hereafter be collectively referred to as the "Collateral."

         A security interest in the Collateral of Bridgestreet is granted to Agent as security for the payment and performance of any and all liabilities and obligations (direct and indirect, absolute or contingent, sole, joint or several, secured or unsecured, now existing or hereafter arising) of Bridgestreet to Fleet National Bank or Bank One, N.A., a national banking association ("Bank One"), including without limitation the obligations of Bridgestreet to Fleet and Bank One pursuant to a Revolving Credit Agreement dated as of March 31, 1997, as amended (the "Credit Agreement") and the obligations of the Bridgestreet to Bank One pursuant to a $2,000,000 short-term line of credit. A security interest in the Collateral of Bridgestreet Canada is granted to Agent as security for the payment and performance of any and all liabilities and obligations (direct and indirect, absolute or contingent, sole, joint or several, secured or unsecured, now existing or hereafter arising) of Bridgestreet Canada to Bank One, Canada, a chartered bank incorporated under the laws of Canada (collectively, with Fleet National Bank and Bank One, the "Banks"), including without limitation the obligations of Bridgestreet Canada to Bank One, Canada pursuant to the Canadian Sublimit referred to in the Credit Agreement, and the Promissory Note Agreement dated April 29, 1999 evidencing the same. The liabilities and obligations so secured are hereafter referred to as the "Obligations."

         Borrowers further agree with Agent as follows:

         1. DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

         (a) ACCOUNTS RECEIVABLE. The terms "Account" and "Account Receivable" shall mean any right to payment for goods sold or lodging or other services rendered whether or not earned by performance and whether defined in the applicable Uniform Commercial Code as an "account" or a "contract right" and also shall include all notes, drafts, acceptances and other instruments evidencing any such rights.

         (b) DEFAULT. Shall mean an event specified in Section 7.

         2. ACCOUNTS RECEIVABLE.

         (a) Each Account Receivable in which Agent is granted a security interest hereunder will at all times be a valid Account Receivable representing an existing, undisputed indebtedness incurred by the named account debtor for goods theretofore delivered or shipped to, or for services theretofore performed for such account debtor. Except as specifically brought to the attention of Agent in writing, there will be no off-sets or counterclaims of any nature against, nor any agreement under which any allowance, adjustment or discount may be claimed in respect of, any such Account Receivable. Borrowers shall at all times be the lawful owners of each such Account Receivable free and clear of all liens, encumbrances and security interests other than the security interest hereby granted to Agent.

         (b) The offices where Borrowers keeps their records concerning the Accounts Receivable and their chief executive offices are located at the addresses shown at the beginning of this Agreement. Borrowers will give Agent prior written notice the chief executive office of either of them will be located at another address. Borrowers will not remove such records to another location without the prior written consent of Agent. The locations at which the Borrowers do business other than their chief executive offices are listed in Exhibit A.

         (c) Borrowers agree to give separate assignments with respect to each Account Receivable when requested by Agent.

         3. AUTHORITY OF BORROWERS. So long as no Default as defined in Section 7 shall have occurred and be continuing, the Borrowers shall be authorized to collect all of their Accounts Receivable. At any time after a Default hereunder, Agent at its option may require the Borrowers to comply with the following requirements:

                  i. COLLECTIONS FORWARDED TO AGENT. Upon receipt of Agent's notification of its election as provided above, Borrowers will hold all collections of Accounts Receivable and other proceeds of Collateral in trust for Agent without commingling the same with other funds of Borrowers and will promptly, on the day of receipt thereof, transmit such collections to Agent in the identical form in which they were received by Borrowers, with such endorsements as may be appropriate, accompanied by a report, in form approved by Agent, showing the amount of such collections and the cash discounts applicable thereto. At such intervals as Agent may request, such reports shall also set forth the amount of all merchandise returns, allowances, adjustments, discounts and other credits not previously reported to Agent and the amount owing on Accounts Receivable which Borrowers deem should be charged-off.

                  ii. COLLECTIONS CREDITED TO OBLIGATIONS. All collections in the form of cash, checks or other demand remittances so transmitted to Agent shall, upon receipt by Agent, be credited to the Obligations of the Borrower for whose account the payment giving rise thereto was made. Each such credit shall be conditional upon final payment to Agent at its office of all items giving rise to such credit, and if any item is not so paid, the credit for such item shall be reversed whether or not the item has been returned. All collections in the form of notes, drafts, acceptances or other instruments not payable on demand shall be delivered by Borrowers to the collection department of Agent. When such items are collected, the amount thereof shall be credited by Agent to the Obligations, with appropriate advice to Borrowers. Until such items are collected, Borrowers will not, without the consent of Agent, make any entry on their books or records indicating that the same were received in payment of the Account Receivable giving rise thereto.

         4. ADDITIONAL REPORTS. Borrowers shall from time to time deliver to Agent such reports as to Collateral as Agent shall reasonably request and in form reasonably required by Agent, including without limitation a monthly Accounts Receivable Aging Report within 10 days of the end of each month or more frequently if requested by the Agent. A copy of each such report shall also be provided to Bank One at 50 South Main Street, Akron, Ohio 44308 Attn: Richard France.

         5. MISCELLANEOUS AGREEMENTS.

         (a) Borrowers will at all reasonable times and from time to time and, so long as no Default has occurred and is continuing, upon reasonable advance notice, allow Agent, by or through any of its officers, agents, employees, attorneys or accountants, to examine and inspect and make extracts from Borrowers' books and other records, and to arrange for verification of accounts, under reasonable procedures, directly with account debtors or by other methods.

         (b) Borrowers will join with Agent in appropriate financing statements under the Uniform Commercial Code and the Personal Property Security Act and will at all times and from time to time, at the request of Agent, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Agent may require, more completely to vest in and assure to Agent its rights hereunder in or to the Collateral. Agent may file, as a financing statement or other notice filing, a photocopy or other reproduction of a financing statement or of this Agreement.

         (c) Borrowers will not create, grant or suffer to exist any security interest, lien or encumbrance upon or in respect of any of the Collateral except in favor of Agent.

         (d) Agent shall be under no obligation to take steps necessary to preserve rights in any Collateral against prior parties but may do so at its option. At any time after the occurrence and during the continuance of a Default, Agent may notify the account debtors on any Accounts Receivable or the obligor on any other Collateral of Agent's security interest therein and instruct such account debtors and obligors to make all future payments thereon to Agent. At its option Agent may discharge any taxes, liens, security interests or other encumbrances to which any Collateral is at any time subject, and may, upon the failure of Borrowers so to do, purchase insurance on any Collateral and pay for the repair, maintenance or preservation thereof, and Borrowers agree to reimburse Agent promptly after receipt of a statement in reasonable detail as to the amount and purpose thereof for any payments made or expenses reasonably incurred by Agent pursuant to the foregoing authorization. At any time after and during the continuance of a Default, Agent may take control of any proceeds of Collateral to which

Agent is entitled hereunder or under applicable law.

         (e) Borrowers will not change their names, identity or form of business organization without giving Agent prior written notice thereof and in connection with any such change, execute and deliver, or cause to be executed and delivered, to Agent all such additional security agreements, financing statements and other documents as Agent shall reasonably require.

         (f) Borrowers will pay all costs and expenses (including reasonable fees and expenses of Agent's special counsel) in connection with the preparation, execution and delivery' of this Agreement and related documents.

         6. AGENT AS BORROWERS' ATTORNEY. With respect to any Account Receivable included in the Collateral, Borrowers hereby irrevocably appoint Agent the true and lawful attorney for Borrowers with full power of substitution, in the name of Agent or in the name of Borrowers or otherwise, for the sole benefit of Agent but at the sole expense of Borrowers, at any time after the occurrence and during the continuance of a Default hereunder: (a) to demand, collect, receive payment of, receipt for, settle, compromise or adjust, and give discharges and releases in respect of the Accounts Receivable or any of them; (b) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Accounts Receivable or any of them and to enforce any other rights in respect thereof or in respect of the goods which have given rise thereto; (c) to defend any suit, action, or proceeding brought against Borrowers in respect of any Account Receivable or the goods or services which have given rise thereto; (d) to settle, compromise or adjust any suit, action or proceeding described in clause (b) or (c) above and, in connection therewith, to give such discharges or releases as to Agent may seem appropriate;
(e) to endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing or securing the Accounts Receivable or any of them; (f) to receive, open and dispose of all mail addressed to Borrowers and to notify the post office authorities to change the address of delivery of mail addressed to Borrowers to such address, care of Agent, as Agent may designate; and (g) generally to sell, assign, transfer, pledge, make any agreement in respect of or otherwise deal with any Account Receivable or the goods or services which have given rise thereto as fully and completely as though Agent were the absolute owner thereof for all purposes. The powers conferred on Agent by this Agreement are solely to protect the interest of Agent and the Banks and shall not impose any duty upon Agent to exercise any such power, and if Agent shall exercise any such power, it shall be accountable only for amounts that it actually receives as a result thereof and shall not be responsible to Borrowers except for willful misconduct.

         7. DEFAULTS. Any or all Obligations shall, at the option of Agent and notwithstanding any time allowed by any instrument evidencing a liability, become immediately due and payable, without notice or demand, upon the occurence of any of the following events (each, a "Default"):

         (a) default in the payment of any of the Obligations continuing beyond any applicable grace period, or the occurrence of an Event of Default under the Credit Agreement; or

         (b) default in the performance of any covenant or agreement contained in this Agreement or any agreement between Bank One and Bridgestreet or any agreement between Bank One, Canada and Bridgestreet Canada; or

         (c) the assertion of any claim to priority over the security interest of the Agent with respect to any material portion of the Collateral.

         8. RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any such Default, and at any time thereafter, Agent shall have the rights and remedies of a secured party under the Uniform Commercial Code and the Personal Property Security Act in addition to the rights and remedies provided herein or in any other instrument or paper executed by Borrowers. Whenever notification with respect to the sale or other disposition of Collateral is required by law, such notification of the time and place of public sale, or of the date after which a private sale or other intended disposition is to be made, shall be deemed reasonable if given at least seven days before the time of such public sale, or the date after which any such private sale or other intended disposition is to be made, as the case may be. Borrowers agree to pay on demand all costs and expenses (including reasonable attorneys' fees) reasonably incurred or paid by Agent in enforcing the Obligations on default. After deducting all costs and expenses of collection, storage, custody, sale or other disposition and delivery (including legal costs and reasonable attorneys' fees) and all other charges against the Collateral, the residue of the proceeds of any such sale or other disposition shall be applied to the payment of the Obligations, in such order of preference as Agent may determine, and, unless otherwise provided by law, any surplus shall be returned to Borrower whose Collateral resulted in such surplus.

         9. GENERAL. Any condition or restriction imposed herein with respect to Borrowers may be waived, modified or suspended by Agent but only on Agent's prior action in writing and only as so expressed in such writing and not otherwise. Agent shall not be deemed to have waived any of its other rights hereunder or under any other agreement, instrument or paper signed by Borrowers unless such waiver be in writing and signed by Agent. No delay or omission on the part of Agent in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion. All Agent's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised separately or concurrently. Any demand upon, or notice to, Borrowers that Agent may elect to give shall be effective if given in the manner provided for in Section 19 of the Credit Agreement. Demands or notices addressed to any other address at which Agent customarily communicates with Borrowers shall also be effective. This Agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of Massachusetts.

         This Agreement is executed as an instrument under seal.


BRIDGESTREET CANADA, INC.                 BRIDGESTREET ACCOMMODATIONS, INC.


By /s/ John Danneberg                     By /s/ John Danneberg
  -------------------------------           --------------------------------


This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
---------------------------------------------------------------------------------------------------------------------------------
1 Debtor(s) (Last Name First) and Address(es)    2 Secured Party(ies) and Address(es)   3 For Filing Officer
                                                                                          (Date, Time, Number, and Filing Office)
  Bridgestreet Accommodations, Inc.                Fleet National Bank, as agent
  2242 Pinnacle Parkway                            100 Federal Street
  Twinsburg, OH 44087                              Boston, MA 02110


---------------------------------------------------------------------------------------------------------------------------------
4 This financing statement covers the following types (or items) of property:           5 Assignee(s) of Secured Party and
                                                                                          Address(es)
  now owned or hereafter acquired: accounts receivable, chattel paper, general intangibles, documents and instruments, and all other rights to the payment of money; all records relating to the foregoing; all proceeds of the foregoing

                                                                                        ------------------------------------------





Check  [X]if covered:       [X]Products of Collateral are also covered                     No. of additional sheets presented:
----------------------------------------------------------------------------------------------------------------------------------
Filed with
----------------------------------------------------------------------------------------------------------------------------------
                                          (USE WHICHEVER SIGNATURE LINE IS APPLICABLE)
BRIDGESTREET ACCOMMODATIONS, INC.
--------------------------------------------------------               -----------------------------------------------------------
By: /s/ John Danneberg                                               By: /s/ Richard France
  ------------------------------------------------------               -----------------------------------------------------------
               Signature(s) of Debtor(s)                                             Signature(s) of Secured Party(ies)

DEBTOR COPY
                                              This form of financing statement is
  STANDARD FORM-                              approved by the Secretary of State                               REVISED, EFF. 1/1/79
UNIFORM COMMERCIAL CODE - UCC-1


This FINANCING STATEMENT is presented to a filing officer for filing pursuant to the Uniform Commercial Code.
---------------------------------------------------------------------------------------------------------------------------------
1 Debtor(s) (Last Name First) and Address(es)    2 Secured Party(ies) and Address(es)   3 For Filing Officer
                                                                                          (Date, Time, Number, and Filing Office)
  Bridgestreet Accommodations, Inc.                Fleet National Bank, as agent
  2242 Pinnacle Parkway                            100 Federal Street
  Twinsburg, OH 44087                              Boston, MA 02110


---------------------------------------------------------------------------------------------------------------------------------
4 This financing statement covers the following types (or items) of property:           5 Assignee(s) of Secured Party and
                                                                                          Address(es)
  now owned or hereafter acquired: accounts receivable, chattel paper, general intangibles, documents and instruments, and all other rights to the payment of money; all records relating to the foregoing; all proceeds of the foregoing

                                                                                        ------------------------------------------





Check  [X]if covered:       [X]Products of Collateral are also covered                     No. of additional sheets presented:
----------------------------------------------------------------------------------------------------------------------------------
Filed with
----------------------------------------------------------------------------------------------------------------------------------
                                          (USE WHICHEVER SIGNATURE LINE IS APPLICABLE)
BRIDGESTREET ACCOMMODATIONS, INC.
--------------------------------------------------------               -----------------------------------------------------------
By: /s/ John Danneberg                                             By: /s/ Richard France
  ------------------------------------------------------               -----------------------------------------------------------
               Signature(s) of Debtor(s)                                             Signature(s) of Secured Party(ies)

DEBTOR COPY
                                              This form of financing statement is
  STANDARD FORM-                              approved by the Secretary of State                               REVISED, EFF. 1/1/79
UNIFORM COMMERCIAL CODE - UCC-1

BRIDGESTREET CANADA, INC.               BRIDGESTREET ACCOMMODATIONS, INC.


By/s/ John Danneberg                    By/s/ John Danneberg
  --------------------------              ---------------------------
Title:Pres.                             Title:Pres.
      ----------------------                  -----------------------


BANK ONE CANADA                         BANK ONE, N.A.

By                                      By/s/Richard C. France
  --------------------------              ---------------------------
Title:                                  Title:First Vice President
      ----------------------                  -----------------------



FLEET NATIONAL BANK                     FLEET NATIONAL BANK, as AGENT

By/s/ Helen Balboni                     By/s/ Helen Balboni
  --------------------------              ---------------------------
Title:Vice President                    Title:Vice President
      ----------------------                  -----------------------




                                      -7-